SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 27, 2005

TVI CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	0-10449	52-1085536
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7100 Holladay Tyler Road, Glenn Dale, MD 20769

(Address of Principal Executive Offices)

(301) 352-8800

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Section 1 - Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

On May 27, 2005, the Board of Directors (the “Board”) of the Company approved its 2005 Board compensation program.

The Board compensation program provides that each new non-employee directors elected to the Board at the Company’s 2005 Annual Meeting of Stockholders held on May 27, 2005 will receive a grant of 50,000 stock options at an exercise price equal to the then current fair market value of our common stock. The stock options vest and first become exercisable as to all of the underlying shares on the earlier of: (a) May 26, 2006; or (ii) the 2006 TVI Annual Stockholders’ Meeting; provided that, the Director remains a member of the Company’s Board of Directors at all times prior to such date other than due to death or disability. In addition, the stock options will become vested upon termination of a Director’s service due to death or disability or the occurrence of a “change of control” of the Company as defined by the Board.

Additionally, all non-employee directors shall receive an annual award of $25,000 in restricted stock. All such shares are restricted as to sale or other transfer for a one-year period following the date of issuance; provided that, such restriction will lapse immediately in the event of the death or disability of the Director.

Pursuant to the Board compensation program, Todd L. Parchman and Matthew M. O’Connell, the new non-employee directors elected at the 2005 Annual Meeting of Stockholders of the Company held on May 27, 2005, received a grant of 50,000 options at an exercise price of $3.50 per share (the closing price of our common stock on May 27, 2005). Also on that date, each of the Company’s non-employee directors (Messrs. O’Connell, Parchman, Hammond, Hughes, and Duffy) each received 7,143 shares of restricted stock on the terms described in the paragraph immediately above. The form of both the Non-employee Director Stock Option Agreement and the Stock Grant and Restriction Agreement are attached as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K and are hereby incorporated by reference.

All directors will receive the following cash compensation for service on the Board and its standing Committees during 2005:

Annual Retainers:

Board Member	$25,000	(payable quarterly in advance)

Committee Chairs	$5,000	(payable quarterly in advance)

Board Chairman	$15,000	(payable monthly in advance)
Meeting Fees:

Board Meetings attended in person	$1,500	(per meeting)

Committee meetings attended in person	$750	(per meeting)

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The Company reimburses all non-employee directors for expenses reasonably incurred to attend meetings of the Board or its standing committees, promptly after such expense is incurred and upon the presentation of appropriate documentation.

A copy of the summary sheet outlining the current terms of director compensation is filed as Exhibit 99.3 to this Current Report on Form 8-K and is hereby incorporated by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits.

99.1	Form of Non-Employee Director Stock Option Agreement

99.2	Form of Non-Employee Director Stock Grant and Restriction Agreement

99.3	Summary of Director Compensation Program

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TVI CORPORATION
(Registrant)

Date: June 3, 2005	By:	/s/ Richard V. Priddy
	Name:	Richard V. Priddy
	Title:	President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Form of Non-Employee Director Stock Option Agreement

99.2	Form of Non-Employee Director Stock Grant and Restriction Agreement

99.3	Summary of Director Compensation Program

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